Cash and Cash Equivalents	6 Months Ended
Jun. 30, 2015
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents

Note 10 – Cash and Cash Equivalents

Cash equivalents include amounts due from banks, interest-bearing deposits with the Federal Reserve Bank of Atlanta (“FRB”), the FHLB and correspondent banks, and federal funds sold. Generally, federal funds are sold for one-day periods. The Company is required to maintain average reserve balances with the FRB or in cash. At June 30, 2015 and December 31, 2014, the Company’s reserve requirements were approximately $3,036,000 and $2,436,000, respectively.